UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐      Preliminary Proxy Statement
☐      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐      Definitive Proxy Statement
☑      Definitive Additional Materials
☐      Soliciting Material Pursuant to §240.14a-12
RIGHTNOW TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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INC. TECHNOLOGIES, RIGHTNOW Meeting Information Meeting Type: Annual Meeting For holders as of: April 09, 2010 Date: June 07, 2010 Time: 12:00 PM MDT Location: Hilton Garden Inn 2023 Commerce Way Bozeman, MT 59715 See the reverse side of this notice to obtain proxy materials and voting instructions. 0000065730_1 R2.09.05.010 available to you on the Internet. You may view the proxy materials online at www.proxyvote.co or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. these shares. This communication presents only an overview of the more complete proxy materials that are You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 07, 2010

1. Notice & Proxy Statement 2. 10K Wrap How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 19, 2010 to facilitate timely delivery. Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet , go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. 0000065730_2 R2.09.05.010 Please Choose One of the Following Voting Methods How To Vote Proxy Materials Available to VIEW or RECEIVE: How to Access the Proxy Materials Before You Vote

Voting items 0000065730_3 R2.09.05.010 3 In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the meeting, or any adjournment or postponement thereof. 2 To ratify the appointment of KPMG LLP as the company’s independent registered public accounting firm for 2010. The Board of Directors recommends you vote FOR the following proposal(s): 03 Thomas W. Kendra 02 Gregory M. Avis 1. Election of Directors Nominees 01 Greg R. Gianforte The Board of Directors recommends that you vote FOR the following:

Voting Instructions 0000065730_4 R2.09.05.010